UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

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NORWEGIAN CRUISE LINE HOLDINGS LTD.
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NORWEGIAN CRUISE LINE HOLDINGS LTD. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 18, 2020. NORWEGIAN CRUISE LINE HOLDINGS LTD. 7665 CORPORATE CENTER DRIVE MIAMI, FL 33126 Meeting Information Meeting Type: Annual General Meeting For holders as of: April 1, 2020 Date: June 18, 2020 Time: 9:00 AM, EDT Location: Pullman Miami 5800 Blue Lagoon Drive Miami, FL 33126 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. D12479-P34529

How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Proxy Materials Available to VIEW or RECEIVE: PROXY STATEMENT 2019 ANNUAL REPORT TO SHAREHOLDERS XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Before You Vote How to Access the Proxy Materials Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 4, 2020 to facilitate timely delivery.

Voting Items 1a. David M. Abrams 1b. John W. Chidsey 1c. Russell W. Galbut 1. Election of Class I Directors The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR proposals 2 and 4 and 1 YEAR for proposal 3. Nominees: 2. Approval, on a non-binding, advisory basis, of the compensation of our named executive officers 3. Approval, on a non-binding, advisory basis, of the frequency of future shareholder votes on the compensation of our named executive officers 4. Ratification of the appointment of PricewaterhouseCoopers LLP ("PwC") as our independent registered public accounting firm for the year ending December 31, 2020 and the determination of PwC's remuneration by our Audit Committee D12481-P34529

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